UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2008

BANK OF THE CAROLINAS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Boxwood Village Drive Mocksville, North Carolina	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 4, 2008, Michael D. Larrowe, who currently serves as an outside director of Bank of the Carolinas Corporation (“BankCorp”), announced that he has agreed to join BankCorp and its subsidiary, Bank of the Carolinas (the “Bank”), in a executive management position. Mr. Larrowe, age 52, is a certified public accountant with 28 years of experience in public accounting, including extensive experience with audit, accounting, management, operations and other matters involving community banks and bank holding companies. Since 2006, he has served as Regional Managing Shareholder with the public accounting firm of Elliott Davis LLC where he will remain until May 31, 2008. From 1993 until 2006, he was senior member of the public accounting firm of Larrowe & Company, PLLC. His position with BankCorp and the Bank, and the terms of his employment, have not been finalized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION
(Registrant)

Date: March 7, 2008	By:	/s/ Eric E. Rhodes
Eric E. Rhodes
Chief Financial Officer